UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2006
Date of Report (date of earliest event reported)

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 10, 2006, the Company commenced an exchange offer pursuant to which all employees holding stock options granted on July 25, 2006 under the Company’s 1993 Stock Incentive Plan (“Eligible Options”) were given the opportunity to receive restricted stock units (“RSUs”) in exchange for cancellation of their Eligible Options, based on an exchange ratio of two shares of Class A Common Stock underlying an Eligible Option for one RSU, all in accordance with the terms of an exchange offer filed with the Securities and Exchange Commission. An RSU gives the holder the right to receive one share of Class A Common Stock on the vesting of the RSU. Executive officers of the Company holding Eligible Options could participate in the exchange offer on the same basis as other employees holding Eligible Options. The exchange offer expired on November 6, 2006, and on November 7, 2006 the Company granted RSUs in exchange for all validly tendered Eligible Options.

The following executive officers of the Company elected to have their Eligible Options cancelled in exchanged for RSUs:

Name of Executive Officer	Title	Number of Shares Subject to Cancelled Options	Number of RSUs
John D. Carter	President and Chief Executive Officer	68,017	34,008
Gregory J. Witherspoon	Vice President and Chief Financial Officer	12,999	6,499
Tamara Adler Lundgren	Executive Vice President, Chief Operating Officer	52,600	26,300
Jeffrey Dyck	President, Steel Manufacturing Business	7,557	3,778
Donald Hamaker	President, Metals Recycling Business	15,719	7,859
Richard C. Josephson	Vice President, General Counsel and Secretary	9,069	4,534
Vicki A. Piersall	Vice President and Corporate Controller	4,837	2,418

The RSUs were granted pursuant to the terms of the Restricted Stock Unit Award Agreement (the “Agreement”) filed with this report as Exhibit 10.1. Subject to continued employment with the Company and other terms of the Agreement, the RSUs will vest (and the underlying shares of Class A Common Stock will be issued) on an annual basis in equal annual installments over five years commencing on June 1, 2007. This is the same vesting schedule applicable to the cancelled Eligible Options. At the time of the issuance of shares upon vesting of the RSUs, the Company will pay to the holder an amount in cash equal to any dividends that would have been paid on such shares from the date of the issuance of the RSUs.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

+	10.1	Form of Restricted Stock Unit Award Agreement.

+  Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: November 8, 2006	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Secretary

EXHIBIT INDEX

Exhibit No.		Description

+	10.1	Form of Restricted Stock Unit Award Agreement.

+ Compensatory plan or arrangement